UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: February 29, 2012

Date of reporting period:  February 29, 2012

Updated August 1, 2011

Item 1. Reports to Stockholders.

Annual Report
February 29, 2012

Orinda Multi-Manager Hedged Equity Fund
Class A Shares – OHEAX
Class C Shares – OHECX
Class I Shares – OHEIX

Dear Fellow Shareholder,

We are pleased to send you our annual report, and appreciate the confidence and trust you have placed with us as an investor in the Orinda Multi-Manager Hedged Equity Fund (the “Fund”).

The Fund’s performance for the period of March 31, 2011 through February 29, 2012, as well as the performance for the S&P 500® Index, Russell 2000® Index and HFRX Equity Hedge Index for this same period, is shown in the table below.

ORINDA MULTI-MANAGER HEDGED EQUITY FUND
		Since Inception
Returns as of 2/29/12	3 mos.	(3/31/11)
PERFORMANCE AT NAV without sales charge
A share	4.22%	1.72%
C share	4.04%	1.00%
I share	4.34%	2.00%

S&P 500® TR Index	10.11%	5.08%
Russell 2000® TR Index	10.35%	-2.68%
HFRX Equity Hedge Index	2.64%	-13.57%
PERFORMANCE AT MOP includes maximum sales charge
A share	-0.97%	-3.38%
C share	3.04%	0.00%

Fund Expense Caps* as of 3/31/11:A share 2.95%; C share 3.70%; I share 2.64%.  Actual Expense Ratio as of 3/31/11:A share 2.97% net (3.45% gross); C share 3.72% net (4.20% gross); I share 2.59% net (3.07% gross).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-903-1313 or visiting www.orindafunds.com. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held less than 60 days. If it did, total return would be reduced. Performance data shown at MOP (Maximum Offering Price) reflects the Class A maximum sales charge of 5.00% and the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance data shown at NAV does not reflect the deduction of the sales load or CDSC. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Investment performance reflects fee waivers in effect. In the absence of such waivers total return would be reduced.

*
The Adviser has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses (excluding acquired fund fees and expenses, interest, taxes, interest and dividends on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 2.95%, 3.70% and 2.64% of average daily net assets of the Fund’s Class A, Class C and Class I shares, respectively (the “Expense Cap”). The Expense Cap will remain in effect through at least June 30, 2012, and may be terminated only by the Trust’s Board of Trustees.

PERFORMANCE OVERVIEW

Roller coasters are funny things.  They are designed to take you on a wild ride, scare the daylights out of you, and then bring you back to where you started.   That seems to be an apt description for the experience of many equity investors over the past year.

The Fund has been designed for patient long-term investors who value the characteristics a multi-manager long/short equity allocation provides as a core holding within an investment portfolio.  We have set out what we believe are realistic long-term goals and objectives, including: to generate equity-like returns with reduced volatility, to provide our clients a fund that has the flexibility to provide downside protection in challenging market environments, and to provide  the long-term growth potential that exposure to stock market investing offers.  Given the turmoil and sharp reversals, both up and down, that have occurred since the Fund was launched March 31, 2011, we are satisfied with the Fund’s success in preserving capital, dampening volatility, and demonstrating its value in this challenging environment.  It reinforces the utility of long/short equity investing, as well as the benefits of diversifying via a multi-manager construct. We believe the Fund is a prudent means to gain equity exposure as a part of an investor’s overall stock market allocation.

One of our critical concerns with reference to our Fund’s performance is whether the risk-adjusted and ‘exposure-adjusted’ performance has been within the parameters of our expectations, and whether we have met  our fellow shareholders’ expectations for an investment with this profile.  While acknowledging the Fund’s short life, we are pleased to report that the Fund has met our expectations.

Since its inception on March 31, 2011 through the end of the fiscal period on February 29, 2012, the Fund, as represented by its Class A shares, returned 1.72% (without the impact of sales charges), vs. the S&P 500®  Index which increased 5.08%, the Russell 2000® Index which returned -2.68%, and the HFRX Equity Hedge Index which returned -13.57%.  It is important to understand that the Fund is not managed to a benchmark, however, we monitor its comparative performance to these, as well as other measures, both on a relative as well as risk-adjusted basis.

As of February 29th, 2012, the Fund’s beta to the S&P 500® Index was approximately 0.51, with 82.5% gross long, 33.1% gross short, for a 49.4% net long invested posture.

The composition of the portfolio remains well diversified across industry sectors, as well as by holdings; the top 10 long positions comprised 12% of the Fund, and the top ten short holdings were 8%.

On an attribution basis, the Fund received positive contributions from both its long and short holdings.  Long positions gained over 6% (all numbers are gross of fees), and contributed 4.15% to Fund performance.  The Consumer Discretionary and Industrials sectors were the most significant contributors.  The energy sector also was a source of profit, though long exposure in the sector was generally quite modest.  Information technology was the only sector that detracted from performance.  Short positions gained almost 11%, and contributed 1.32% to the Fund’s overall return.  Short positions in energy and information technology were solid contributors, while health care and financial sector shorts generated small losses.

For most of 2011, the debate over which economic scenario would dominate played out dramatically, in a highly unusual manner. Two of the best performing asset classes in 2011 turned out to be U.S. government long bonds (a classic deflation hedge) up over 25%, and gold (a classic inflation hedge), up almost 10%. As one of our sub-advisers commented, “The only logic that we could think of to support that outcome is that while investors were clearly fearful over the past year, they were not entirely sure just what they were afraid of.”   That fear led to significant short-term volatility.  Thus, while performance is of course important and interesting, we believe how that performance has been generated is also significant.

Source: Orinda Asset Management

Net exposure of the Fund since inception ranged from approximately 10% net long to 57% net long, highlighting the prudent positioning of the sub-advisers given the cross-currents in the market.  While our sub-advisers remain cautious, especially given the tail-risks of various macro outcomes, each believes it’s an environment where there will be winners and losers to choose from in a world with tepid growth.

PORTFOLIO CHARACTERISTICS as of 2/29/12		EXPOSURE as of 2/29/12

Number of Long holdings*	242	Long	82.46%
Number of Short holdings*	138	Short	33.11%
Top 10 Long holdings (% of net assets)	12.90%	Gross**	115.57%
Top 10 Short holdings (% of net assets)	8.32%	Net	49.35%

*	Does not include Futures and Options positions.
**	Gross exposure is calculated by adding the percentage of the Fund’s capital investedin long holdings to the percentage of the Fund’s capital in short positions.

SECTOR EXPOSURE as of 2/29/12

Fund holdings and/or sector allocations are subject to change and are not recommendations to buy or sell any security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

* ETFs and Options is not a GICS sector.

Identifying, evaluating, engaging, and monitoring experienced hedged equity managers, and constructing a diversified multi-manager hedged equity portfolio is a challenging, process driven business.  We believe we have created a differentiated offering in the mutual fund world – an institutional-caliber fund, utilizing skilled hedge fund professionals who are managing assets on behalf of the Fund as sub-advisers.  It is well diversified on a number of different levels, including the factors that drive each sub-advisers individual performance.  Each sub-adviser brings different return and risk attributes, which is part of the strength in constructing a well-diversified multi-manager hedged equity fund.

Staying ahead of the curve and delivering solutions to meet investors’ needs is paramount in today’s market climate where fear and lack of confidence are pushing people to hold cash. Having attended numerous investor meetings over the last number of months, several strong themes have emerged:  first, equity volatility and headline news have added to omnipresent investor fear. There is less confidence that, long term, investors are going to garner satisfactory returns by being exposed strictly to equity beta.  Secondly, government bond yields are so low that they probably represent a greater risk rather than a ‘hedge’ in portfolios. They may no longer have a diversification benefit.  The fact that investors have reverted to holding cash has given them some comfort, but the real challenge is how to evolve to the changing environment.  One conclusion is that investors are going to have to explore other ways of investing, and our approach of providing thoughtfully constructed offerings that provide the potential for effective portfolio diversification will be a benefit to patient, long-term investors.

This leads us to the potentially dominant investment theme going forward.  In hindsight, deflation and the ‘Great Recession’ were the prevalent stories in 2007 and 2008.  Reflation was the story for 2009 and 2010.  Since the inception of the Fund, the U.S.

stock market has appreciated slightly, while European markets have fallen.  Perhaps a wide “consolidation” could be the major theme, based on the following rationale: after recovering since 2009, corporate profits will probably have to adjust to a trajectory that is consistent with underlying economic growth.  Two sets of differing forces will be at play. Minimal wage growth, respectable productivity, and corporate outsourcing may support profit growth.  But these factors could be offset by modest economic growth, tepid job creation, already elevated margins, and a slowing of the dollar’s depreciation, all of which could dampen earnings growth. Thus, it is probably reasonable to expect profits to grow at a speed similar to nominal Gross Domestic Product (i.e., low-mid single digits).  Thus, assessing the markets assumptions for the equilibrium multiple for stocks in this type of environment will be critical, and should provide opportunities for our managers to add value on both the long and short side of their portfolios.

We believe that global macroeconomic considerations will lead to periods of heightened market volatility during the coming year, and beyond, with phases of both strong and weak equity market returns.  We have confidence that our stable of experienced and committed hedged equity managers have the skills to generate competitive long term equity-like returns, with the ability to capture these returns with fewer and shallower ‘bumps’ along the way.

We thank you for your investment in the Fund, and for the trust you have placed in Orinda Asset Management.

Larry Epstein
Chief Investment Officer
Orinda Asset Management, LLC.

The information provided herein represents the opinions of Orinda Asset Management, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs. This Fund is new, with a limited operating history. Investments in smaller companies involve greater risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Diversification does not assure a profit or protect against a loss in a declining market.

DEFINITIONS

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index includes the reinvestment of dividends. The Russell 2000 Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index includes the reinvestment of dividends. The HFRX Equity Hedge Index is part of a series benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index.

One cannot invest directly in an index.

Standard Deviation is a measure of daily volatility of returns. Higher standard deviation implies higher volatility.

Beta is a measure of the volatility of a fund relative to the overall market.

Orinda Asset Management is the adviser to the Orinda Multi-Manager Hedged Equity Fund which is distributed by Quasar Distributors, LLC.

Comparison of the change in value of a $10,000 investment in the
Orinda Multi-Manager Hedged Equity Fund – Class A, Russell 2000® TR Index,
HFRX Equity Hedge Index and the S&P 500® TR Index

Since Inception
Total Return Periods ended February 29, 2012:	(3/31/11)
Orinda Multi-Manager Hedged Equity Fund – Class A (No Load)	1.72%
Orinda Multi-Manager Hedged Equity Fund – Class A (Load)	-3.38%
Russell 2000® TR Index	-2.68%
HFRX Equity Hedge Index	-13.57%
S&P 500® TR Index	5.08%
Total Annual Fund Operating Expenses: 2.95%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 2011, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index.

The HFRX Equity Hedge Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Comparison of the change in value of a $10,000 investment in the
Orinda Multi-Manager Hedged Equity Fund – Class C, Russell 2000® TR Index,
HFRX Equity Hedge Index and the S&P 500® TR Index

Since Inception
Total Return Periods ended February 29, 2012:	(3/31/11)
Orinda Multi-Manager Hedged Equity Fund – Class C (No Load)	1.00%
Orinda Multi-Manager Hedged Equity Fund – Class C (Load)	0.00%
Russell 2000® TR Index	-2.68%
HFRX Equity Hedge Index	-13.57%
S&P 500® TR Index	5.08%
Total Annual Fund Operating Expenses: 3.70%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 2011, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index.

The HFRX Equity Hedge Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Comparison of the change in value of a $500,000 investment in the
Orinda Multi-Manager Hedged Equity Fund – Class I, Russell 2000® TR Index,
HFRX Equity Hedge Index and the S&P 500® TR Index

Since Inception
Total Return Periods ended February 29, 2012:	(3/31/11)
Orinda Multi-Manager Hedged Equity Fund – Class I (No Load)	2.00%
Russell 2000® TR Index	-2.68%
HFRX Equity Hedge Index	-13.57%
S&P 500® TR Index	5.08%
Total Annual Fund Operating Expenses: 2.64%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-903-1313.

This chart illustrates the performance of a hypothetical $500,000 investment made in the Fund on March 31, 2011, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index.

The HFRX Equity Hedge Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.

The S&P 500 Index is an unmanaged index, with no defined investment objective, of common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at February 29, 2012 (Unaudited)

Percentages represent market value as a percentage of net assets.

SCHEDULE OF INVESTMENTS
at February 29, 2012

COMMON STOCKS - 76.6%	Shares	Value

Consumer Discretionary - 15.5%
Barnes & Noble, Inc.^	77,500	$1,031,525
BJ’s Restaurants, Inc.^*	11,038	548,037
Black Diamond, Inc.^	37,114	307,304
Brinker International, Inc.^*	9,174	253,111
Carter’s, Inc.^*	38,430	1,866,545
Chico’s FAS, Inc.*	66,700	1,001,167
Darden Restaurants, Inc.*	4,433	226,039
DIRECTV^	21,500	995,880
Expedia, Inc.	16,000	544,800
Francesca’s Holdings Corp.^*	13,439	308,425
LKQ Corp.^*	41,757	1,330,378
LodgeNet Interactive Corp.^	30,600	104,346
Monro Muffler Brake, Inc.*	8,723	400,124
National CineMedia, Inc.*	87,830	1,397,375
Penske Automotive Group*	12,061	290,429
PetSmart, Inc.*	4,980	277,585
Rue21, Inc.^*	32,865	876,838
Scholastic Corp.*	7,250	221,632
Scientific Games Corp.^*	139,450	1,465,619
Shuffle Master, Inc.^	11,000	160,600
Shutterfly, Inc.^*	17,791	486,762
Steiner Leisure Ltd.^†*	4,403	220,326
Target Corp.*	30,000	1,700,700
Teavana Holdings, Inc.^*	27,236	638,684
Tempur-Pedic International, Inc.^*	17,500	1,382,500
The Goodyear Tire & Rubber Co.^	17,000	218,620
The Home Depot, Inc.	12,000	570,840
The Pep Boys-Manny, Moe & Jack*	80,700	1,213,728
Ulta Salon Cosmetics & Fragrance, Inc.^	1,568	130,520
Under Armour, Inc.^*	10,732	957,724
Xueda Education Group - ADR^†*	109,196	394,198
Total Consumer Discretionary		21,522,361

Consumer Staples - 1.0%
Anheuser Busch Inbev NV - ADR†*	4,626	311,098
Avon Products, Inc.*	12,665	236,709
Campbell Soup Co.*	6,146	204,785
CVS Caremark Corp.	5,000	225,500
The Boston Beer Company, Inc.^	2,069	195,562

The accompanying notes are an integral part of these financial statements.

at February 29, 2012

COMMON STOCKS - 76.6% (Continued)	Shares	Value

Consumer Staples - 1.0% (Continued)
The Fresh Market, Inc.^	3,095	$139,337
Total Consumer Staples		1,312,991

Energy - 3.0%
BP PLC - ADR†*	10,062	474,524
C&J Energy Services, Inc.^*	9,739	197,897
Core Laboratories NV†*	5,679	690,907
Dril-Quip, Inc.^*	7,365	515,476
World Fuel Services Corp.*	56,090	2,336,709
Total Energy		4,215,513

Financials - 9.9%
Affiliated Managers Group, Inc.^*	13,446	1,430,520
Berkshire Hathaway, Inc. - Class B^*	5,000	392,250
BNC Bancorp*	8,808	66,060
Broadway Financial Corp.^*	45,612	66,822
Capital One Financial Corp.*	4,480	226,688
Carolina Bank Holdings, Inc.^*	9,855	39,913
Carrollton Bancorp^*	1,735	6,125
Citigroup, Inc.*	6,817	227,142
Colony Bankcorp, Inc.^*	6,490	25,116
Community Financial Corp.^*	15,308	48,067
ECB Bancorp, Inc.*	6,472	61,678
Enterprise Financial Services Corp.*	17,175	199,230
Financial Engines, Inc.^*	72,437	1,669,673
First Bancorp*	19,943	199,430
First Bancorp - Puerto Rico^†*	52,096	201,611
First Defiance Financial Corp.*	15,147	236,899
First Merchants Corp.*	21,635	239,716
First South Bancorp, Inc.^*	10,645	43,325
First United Corp.^*	200	1,084
Firstbank Corp.*	9,580	68,593
FirstService Corp.^†*	21,654	698,558
FXCM, Inc.*	37,282	352,688
Greenlight Capital Re Ltd.^†*	26,119	615,102
Home Federal Bancorp, Inc.	12,896	129,347
Hopfed Bancorp, Inc.*	2,633	21,986
Hudson City Bancorp, Inc.*	34,138	233,845
Intervest Bancshares Corp.^*	22,119	75,205

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2012

COMMON STOCKS - 76.6% (Continued)	Shares	Value

Financials - 9.9% (Continued)
JPMorgan Chase & Co.*	6,547	$256,904
Lincoln National Corp.*	4,370	108,551
LNB Bancorp, Inc.*	9,215	50,498
MainSource Financial Group, Inc.*	22,534	228,495
Manulife Financial Corp.†*	21,158	264,687
MetroCorp Bancshares, Inc.^*	5,628	45,587
MSCI, Inc.^*	10,752	380,406
Nelnet, Inc.*	8,547	225,812
New Hampshire Thrift Bancshares, Inc.*	5,390	64,464
North Central Bancshares, Inc.*	359	8,178
Och-Ziff Cap Management Group*	25,163	237,287
Parke Bancorp, Inc.^*	10,466	62,377
Peoples Bancorp of North Carolina*	659	5,312
Plumas Bancorp^*	77	271
Princeton National Bancorp, Inc.^*	5,250	8,610
QCR Holdings, Inc.*	786	7,789
Riverview Bancorp, Inc.^*	53,202	120,236
Rouse Properties, Inc.^*	11,008	161,047
Signature Bank^*	20,502	1,216,999
Suffolk Bancorp^*	5,625	68,062
Summit Financial Group, Inc.^*	4,575	17,248
Sun Life Financial, Inc.†*	11,732	257,869
SunTrust Banks, Inc.*	13,203	303,141
The Hartford Financial Services Group, Inc.*	7,800	161,538
The Savannah Bancorp, Inc.^*	13,167	68,600
Timberland Bancorp, Inc.^*	28,933	121,519
Torchmark Corp.*	4,992	241,812
Virtus Investment Partners, Inc.^*	15,741	1,252,039
VSB Bancorp, Inc.*	1,904	21,087
Wilshire Bancorp, Inc.^*	60,829	263,998
Total Financials		13,807,096

Health Care - 10.2%
Abbott Laboratories*	3,929	222,421
Abiomed, Inc.^*	63,010	1,315,649
Accuray, Inc.^*	49,401	334,939
Affymetrix, Inc.^*	173,170	722,119
Align Technology, Inc.^*	41,520	1,063,327
AmerisourceBergen Corp.*	5,548	207,218

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2012

COMMON STOCKS - 76.6% (Continued)	Shares	Value

Health Care - 10.2% (Continued)
AstraZeneca PLC - ADR†*	4,344	$195,002
Baxter International, Inc.*	3,635	211,302
Becton, Dickinson and Co.*	2,532	192,989
BioMarin Pharmaceutical, Inc.^*	39,431	1,409,658
C.R. Bard, Inc.*	2,372	222,067
Cardinal Health, Inc.*	4,949	205,631
Celgene Corp.^*	3,316	243,146
DepoMed, Inc.^*	80,533	506,552
Endo Pharmaceuticals Holdings, Inc.^*	9,658	358,022
Forest Laboratories, Inc.^*	14,614	475,247
Gilead Sciences, Inc.^*	5,232	238,056
Hologic, Inc.^*	62,990	1,305,783
IPC The Hospitalist Co.^*	8,138	295,979
Johnson & Johnson*	3,658	238,063
Ligand Pharmaceuticals, Inc.^*	14,346	210,599
Masimo Corp.^*	14,825	323,185
McKesson Corp.*	2,653	221,552
Merck & Co., Inc.*	5,904	225,356
Myrexis, Inc.^*	185,514	593,645
Novartis AG - ADR†*	3,878	211,390
Omnicell, Inc.^*	28,523	425,563
Optimer Pharmaceuticals, Inc.^*	17,338	221,753
PDL BioPharma, Inc.*	34,564	220,518
PSS World Medical, Inc.^*	13,960	338,251
ResMed, Inc.^*	8,004	234,517
UnitedHealth Group, Inc.*	5,734	319,670
VCA Antech, Inc.^*	21,023	462,296
Zogenix, Inc.^*	80,533	183,615
Total Health Care		14,155,080

Industrials - 12.1%
Air Transport Services Group, Inc.^*	104,740	568,738
American Reprographics Co.^*	91,643	483,875
Atlas Air Worldwide Holdings, Inc.^*	13,490	574,944
Blount International, Inc.^	25,482	437,016
Brady Corp.*	7,544	241,031
Ceradyne, Inc.^*	7,228	223,417
CSX Corp.*	8,863	186,212
Equifax, Inc.*	5,769	242,529

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2012

COMMON STOCKS - 76.6% (Continued)	Shares	Value

Industrials - 12.1% (Continued)
ESCO Technologies, Inc.	13,250	$474,217
Graco, Inc.*	37,002	1,893,762
HEICO Corp.*	16,783	917,694
Hurco Companies, Inc.^*	713	16,991
Huron Consulting Group, Inc.^*	10,582	404,021
IHS, Inc.^*	15,635	1,478,602
II-VI, Inc.^*	4,006	93,700
Kelly Services, Inc.*	16,700	250,500
Landstar System, Inc.*	35,601	1,924,590
MasTec, Inc.^*	79,840	1,404,386
Portfolio Recovery Associates, Inc.^*	5,071	353,601
Raytheon Co.*	4,660	235,423
Resources Connection, Inc.*	26,408	345,153
Snap-On, Inc.	9,000	550,170
Stericycle, Inc.^*	2,554	221,611
The Middleby Corp.^*	5,282	516,263
TransDigm Group, Inc.^*	8,175	971,108
Twin Disc, Inc.^	28,100	898,076
Verisk Analytics, Inc.^	3,382	147,117
Waste Connections, Inc.*	21,026	683,766
Total Industrials		16,738,513

Information Technology - 21.8%
Accenture PLC†*	4,095	243,816
Activision Blizzard, Inc.*	23,143	276,559
Alliance Data Systems Corp.^*	14,470	1,756,079
Amdocs Ltd.^†*	7,933	243,305
ANSYS, Inc.^*	9,748	615,879
Apple, Inc.^*	508	275,560
Arris Group, Inc.^*	99,250	1,130,458
Bottomline Technologies, Inc.^*	6,618	185,966
Brightpoint, Inc.^*	35,527	312,638
Broadridge Financial Solutions, Inc.	31,810	774,255
Brocade Communications Systems, Inc.^*	268,760	1,553,433
CA, Inc.*	9,873	266,867
Cardtronics, Inc.^*	43,900	1,167,301
Cisco Systems, Inc.*	13,618	270,726
Computer Sciences Corp.*	8,081	256,653
Concur Technologies, Inc.^*	11,962	705,160

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2012

COMMON STOCKS - 76.6% (Continued)	Shares	Value

Information Technology - 21.8% (Continued)
DST Systems, Inc.*	5,032	$266,696
FARO Technologies, Inc.^*	9,545	529,366
Fusion-io, Inc.^	1,584	43,243
Global Payments, Inc.*	4,617	238,330
Hittite Microwave Corp.^*	10,415	595,530
Informatica Corp.^	13,760	676,442
Integrated Device Technology, Inc.^*	154,000	1,064,140
InterDigital, Inc.*	10,934	413,852
International Business Machines Corp.*	1,323	260,274
International Rectifier Corp.^*	49,260	1,105,887
IPG Photonics Corp.^*	9,296	489,248
KVH Industries, Inc.^*	60,230	550,502
Liquidity Services, Inc.^*	28,650	1,239,112
Microsoft Corp.*	7,556	239,827
Monster Worldwide, Inc.^*	53,159	368,923
Nanometrics, Inc.^*	14,042	246,437
National Instruments Corp.*	10,769	286,455
Newport Corp.^*	104,010	1,739,047
NIC, Inc.*	20,731	250,638
Oracle Corp.*	6,914	202,373
Plantronics, Inc.*	35,680	1,330,864
Polycom, Inc.^*	61,577	1,271,565
Qlogic Corp.^*	14,573	250,510
RealPage, Inc.^*	18,666	370,147
Rovi Corp.^*	37,950	1,346,466
ServiceSource International, Inc.^*	36,663	615,938
Solera Holdings, Inc.*	13,737	659,376
Sourcefire, Inc.^*	4,498	202,500
STR Holdings, Inc.^*	114,640	813,944
The Ultimate Software Group, Inc.^*	11,764	821,362
VeriFone Systems, Inc.^*	15,566	745,456
Virtusa Corp.^*	14,872	232,449
VistaPrint NV^†*	9,818	399,396
Wayside Technology Group, Inc.*	17,269	220,180
Western Union Co.*	10,802	188,711
Total Information Technology		30,309,841

Materials - 1.8%
Companhia Siderurgica Nacional SA - ADR†*	28,534	291,617

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2012

COMMON STOCKS - 76.6% (Continued)	Shares	Value

Materials - 1.8% (Continued)
Gold Resource Corp.*	9,373	$229,170
Goldcorp, Inc.†*	4,499	218,202
New Gold, Inc.^†*	50,618	592,231
Royal Gold, Inc.*	2,983	207,169
Rubicon Minerals Corp.^†*	54,581	198,129
Universal Stainless & Alloy^*	8,217	275,105
Yamana Gold, Inc.†*	29,990	520,626
Total Materials		2,532,249

Telecommunication Services - 0.6%
Abovenet, Inc.^*	12,290	854,892

Utilities - 0.7%
Consolidated Water Co., Ltd.†*	23,453	193,956
Genie Energy Ltd.^*	15,128	145,078
ITC Holdings Corp.*	8,358	630,862
Total Utilities		969,896
TOTAL COMMON STOCKS (Cost $97,771,008)		106,418,432

EXCHANGE-TRADED FUNDS - 6.6%

First Trust Morningstar Dividend Leaders Index Fund	21,907	384,687
Guggenheim S&P 500 Pure Growth ETF	10,629	507,216
iShares DJ Select Dividend Index Fund	8,473	469,574
iShares iBoxx $ High Yield Corporate Bond Fund^	9,385	864,640
iShares S&P 500 Growth Index Fund	6,787	497,351
iShares S&P GSCI Commodity-Indexed Trust^	11,550	414,299
PowerShares DB Commodity Index Tracking Fund^	14,077	412,738
PowerShares DB G10 Currency Harvest Fund^	15,929	407,145
PowerShares Fundamental High Yield Corporate Bond Portfolio	33,312	628,597
PowerShares S&P 500 Low Volatility Portfolio	23,568	616,303
Russell 1000 Low Volatility ETF	9,308	476,291
SPDR Barclays Capital High Yield Bond ETF*	16,000	641,440
SPDR Dow Jones Industrial Average ETF Trust^*	8,000	1,034,320
Vanguard High Dividend Yield ETF	10,178	483,353
Vanguard U.S. Total Stock Market Shares Index ETF	5,962	419,784
WisdomTree Dividend ex-Financials Fund	8,883	484,390
WisdomTree LargeCap Dividend Fund	7,827	405,987
TOTAL EXCHANGE-TRADED FUNDS (Cost $8,567,202)		9,148,115

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2012

EXCHANGE-TRADED NOTES - 0.4%	Shares	Value

iPath Optimized Currency Carry ETN^†	11,509	$540,118
TOTAL EXCHANGE-TRADED NOTES (Cost $524,317)		540,118

RIGHTS - 0.0%

Rouse Properties, Inc.*	9,358	0
TOTAL RIGHTS (Cost $0)		0

PURCHASED OPTIONS - 0.5%	Contracts

Call Options - 0.4%
American Eagle Outfitters, Inc.
Expiration January 2013, Exercise Price: $14.50	700	133,000
DIRECTV
Expiration January 2013, Exercise Price: $28.00	200	381,500
Monster Worldwide, Inc.
Expiration January 2013, Exercise Price: $15.00	26	130
Expiration January 2013, Exercise Price: $17.50	20	150
Expiration January 2013, Exercise Price: $20.00	26	130
Expiration January 2013, Exercise Price: $25.00	39	98
Office Depot, Inc.
Expiration April 2012, Exercise Price: $3.50	1,000	20,000
VeriFone Systems, Inc.
Expiration January 2013, Exercise Price: $55.00	13	6,110
Expiration January 2013, Exercise Price: $60.00	16	5,440
Walgreen Co.
Expiration March 2012, Exercise Price: $37.00	1,000	6,000
Total Call Options		552,558

Put Options - 0.1%
Amyris, Inc.
Expiration March 2012, Exercise Price: $10.00	178	82,770
Angie’s List, Inc.
Expiration August 2012, Exercise Price: $25.00	6	7,680
Hittite Microwave Corp.
Expiration March 2012, Exercise Price: $50.00	43	968
Pandora Media, Inc.
Expiration March 2012, Exercise Price: $13.00	5	400
Expiration March 2012, Exercise Price: $14.00	5	700
Walgreen Co.
Expiration April 2012, Exercise Price: $32.00	1,000	87,000

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Continued)
at February 29, 2012

PURCHASED OPTIONS - 0.5% (Continued)	Contracts	Value

Put Options - 0.1% (Continued)
Wright Medical Group, Inc.
Expiration March 2012, Exercise Price: $15.00	361	$2,707
Expiration March 2012, Exercise Price: $17.50	139	14,595
Expiration March 2012, Exercise Price: $20.00	16	5,360
Total Put Options		202,180

TOTAL PURCHASED OPTIONS (Cost $728,186)		754,738

SHORT-TERM INVESTMENTS - 25.6%	Shares

MONEY MARKET FUNDS - 25.6%
Fidelity Institutional Treasury
Only Portfolio - Class I, 0.01%+	35,548,451	35,548,451
TOTAL SHORT-TERM INVESTMENTS
(Cost $35,548,451)		35,548,451
TOTAL INVESTMENTS (Cost $143,139,164) - 109.7%		152,409,854
Liabilities in Excess of Other Assets - (9.7)%		(13,484,559)
TOTAL NET ASSETS - 100.0%		$138,925,295

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt
^	Non-income producing.
+	The rate shown represents the fund’s 7-day yield as of February 29, 2012.
†	U.S. traded security of a foreign issuer or corporation.
*	All or a portion of the security has been segregated for open short positions.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
at February 29, 2012

COMMON STOCKS - 33.2%	Shares	Value

Consumer Discretionary - 4.8%
Bob Evans Farms, Inc.	9,652	$355,194
Brinker International, Inc.	20,954	578,121
Ctrip.com International, Ltd. - ADR†	4,092	111,998
Dillards, Inc.	5,985	365,923
Fred’s, Inc.	55,470	768,260
Gaylord Entertainment Co.	4,426	131,718
Hibbett Sports, Inc.	5,670	277,546
Kona Grill, Inc.	16,271	87,538
Morgans Hotel Group	17,001	87,215
Nutrisystem, Inc.	10,520	118,560
Priceline.com, Inc.	1,050	658,371
PVH Corp.	5,050	429,301
Regal Entertainment Group	8,084	111,721
Saks, Inc.	22,119	257,686
Shutterfly, Inc.	5,093	139,344
Tesla Motors, Inc.	40,685	1,359,286
True Religion Apparel, Inc.	16,568	436,898
Whirlpool Corp.	4,430	334,775
Total Consumer Discretionary		6,609,455

Consumer Staples - 1.3%
Green Mountain Coffee Roasters, Inc.	2,820	183,215
J & J Snack Foods Corp.	3,078	154,423
Medifast, Inc.	21,100	342,453
Post Holdings, Inc.	8,098	252,172
Spectrum Brands Holdings, Inc.	4,290	121,922
Sysco Corp.	5,020	147,688
United Natural Foods, Inc.	3,216	146,392
Usana Health Sciences, Inc.	13,430	498,253
Total Consumer Staples		1,846,518

Energy - 2.1%
Amyris, Inc.	199,186	1,071,621
Houston American Energy Corp.	12,737	138,069
Noble Corp.†	2,886	115,959
North American Energy Partners, Inc.†	21,332	124,366
Northern Oil and Gas, Inc.	13,810	327,435
Solazyme, Inc.	81,098	1,117,530
Total Energy		2,894,980

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 29, 2012

COMMON STOCKS - 33.2% (Continued)	Shares	Value

Financials - 1.9%
Capital City Bank Group, Inc.	10,524	$82,824
Coresite Realty Corp.	19,900	424,865
GAMCO Investors, Inc.	3,118	143,771
M&T Bank Corp.	2,850	232,617
Newstar Financial, Inc.	61,831	609,654
Protective Life Corp.	32,230	895,027
SCBT Financial Corp.	4,408	136,516
TriCo Bancshares	2,974	48,179
Total Financials		2,573,453

Health Care - 8.9%
Abaxis, Inc.	26,500	703,840
Acorda Therapeutics, Inc.	35,705	934,043
Aveo Pharmaceuticals, Inc.	20,968	273,423
BioCryst Pharmaceuticals, Inc.	47,020	219,113
Cerner Corp.	1,554	114,732
Chemed Corp.	7,315	452,213
China Kanghui Holdings, Inc. - ADR†	7,270	135,004
Community Health Systems, Inc.	11,757	296,747
DexCom, Inc.	35,110	378,837
Gentiva Health Services, Inc.	30,674	240,791
Heartware International, Inc.	1,776	130,110
Incyte Corp.	18,560	314,778
Insulet Corp.	15,950	314,534
Lincare Holdings, Inc.	8,515	228,713
MAKO Surgical Corp.	20,631	806,672
Masimo Corp.	4,202	91,604
Mindray Medical International Ltd. - ADR†	3,783	115,798
Omnicell, Inc.	14,970	223,352
Onyx Pharmaceuticals, Inc.	21,581	826,984
OPKO Health, Inc.	86,374	426,688
Questcor Pharmaceuticals, Inc.	10,700	416,230
Regeneron Pharmaceuticals, Inc.	7,300	764,967
Sirona Dental Systems, Inc.	24,303	1,212,720
Spectrum Pharmaceuticals, Inc.	6,485	92,022
United Therapeutics Corp.	13,606	649,414
Valeant Pharmaceuticals International, Inc.†	4,426	234,180
Vascular Solutions, Inc.	11,619	121,883
Vertex Pharmaceuticals, Inc.	16,454	640,390

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 29, 2012

COMMON STOCKS - 33.2% (Continued)	Shares	Value

Health Care - 8.9% (Continued)
Volcano Corp.	14,711	$412,349
Wright Medical Group, Inc.	36,129	598,296
Total Health Care		12,370,427

Industrials - 1.9%
Aerovironment, Inc.	34,681	987,715
American Science & Engineering, Inc.	3,109	226,024
AMETEK, Inc.	718	34,177
Asta Funding, Inc.	6,246	49,218
Healthcare Services Group, Inc.	19,660	382,977
Meritor, Inc.	26,340	195,179
Quality Distribution, Inc.	8,107	105,472
Rand Logistics, Inc.	13,401	115,651
Ritchie Bros. Auctioneers, Inc.†	8,800	214,896
Tennant Co.	9,520	390,701
Total Industrials		2,702,010

Information Technology - 11.8%
Accelrys, Inc.	18,160	144,190
Acme Packet, Inc.	3,113	94,884
Advanced Micro Devices, Inc.	23,145	170,116
Aixtron SE - ADR†	38,166	625,541
Ancestry.com, Inc.	149	3,394
Arm Holdings PLC - ADR†	15,674	426,019
Aruba Networks, Inc.	8,964	193,533
Asure Software, Inc.	6,421	48,093
AudioCodes Ltd.†	22,373	78,417
Calix, Inc.	9,534	86,187
Carbonite, Inc.	17,905	173,499
Cavium, Inc.	3,882	138,704
Ciena Corp.	9,610	143,381
Cognex Corp.	20,108	857,405
Concur Technologies, Inc.	3,570	210,452
Constant Contact, Inc.	38,590	1,166,962
Cymer, Inc.	10,402	478,284
DragonWave, Inc.†	146,270	642,125
DTS, Inc.	3,477	97,634
EZChip Semiconductor Ltd.†	6,707	271,097
First Solar, Inc.	4,451	143,767

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 29, 2012

COMMON STOCKS - 33.2% (Continued)	Shares	Value

Information Technology - 11.8% (Continued)
Informatica Corp.	2,290	$112,576
j2 Global, Inc.	26,647	787,952
Kit Digital, Inc.	32,500	328,575
Lexmark International, Inc.	14,400	531,072
Mitek Systems, Inc.	20,704	215,322
NVE Corp.	6,170	330,095
OmniVision Technologies, Inc.	46,570	762,351
Open Text Corp.†	20,320	1,241,958
OpenTable, Inc.	1,028	49,858
Power Integrations, Inc.	2,804	104,589
Riverbed Technology, Inc.	3,901	111,061
Saba Software, Inc.	8,987	105,328
Salesforce.com, Inc.	3,203	458,541
SciQuest, Inc.	11,681	175,799
Silicon Motion Technology Corp. - ADR†	10,246	182,379
Solarwinds, Inc.	10,230	381,170
SouFun Holdings Ltd. - ADR†	52,195	871,135
Spreadtrum Communications, Inc. - ADR†	10,881	151,028
Stratasys, Inc.	3,082	113,541
Ubiquiti Networks, Inc.	17,641	463,605
Ultratech, Inc.	8,780	238,904
Universal Display Corp.	3,789	156,524
VanceInfo Technologies, Inc. - ADR†	28,880	322,590
Veeco Instruments, Inc.	11,189	302,551
Viasat, Inc.	3,021	139,359
VistaPrint NV	10,700	435,276
Volterra Semiconductor Corp.	3,758	115,483
Youku.com, Inc. - ADR†	41,850	1,052,109
Total Information Technology		16,434,415

Materials - 0.2%
Avalon Rare Metals, Inc.†	39,910	108,954
Martin Marietta Materials, Inc.	1,476	126,744
Total Materials		235,698

Telecommunication Services - 0.2%
Cogent Communications Group, Inc.	6,030	111,073
Level 3 Communications, Inc.	5,185	126,047
Total Telecommunication Services		237,120

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF SECURITIES SOLD SHORT (Continued)
at February 29, 2012

COMMON STOCKS - 33.2% (Continued)	Shares	Value

Utilities - 0.1%
UIL Holdings Corp.	4,693	$165,428
TOTAL COMMON STOCKS
(Proceeds $45,138,418)		46,069,504

EXCHANGE-TRADED FUNDS - 1.9%

iShares Barclays 20+ Year Treasury Bond Fund	12,000	1,409,160
iShares Russell 2000 Growth Index Fund	5,481	513,077
iShares Russell 2000 Index Fund	6,267	507,564
ProShares UltraShort 20+ Year Treasury	12,100	228,569
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $2,657,263)		2,658,370
TOTAL SECURITIES SOLD SHORT
(Proceeds $47,795,681) - 35.1%		$48,727,874

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt
†	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPEN FUTURES CONTRACTS
at February 29, 2012

Number of
	Contracts			Unrealized
	Purchased /	Notional	Settlement	Appreciation
Description	(Sold)	Value	Month	(Depreciation)
S&P 500 E-mini Futures	40	$2,728,800	Mar-12	$27,494

As of February 29, 2012, initial margin deposits of $160,000 have been pledged in connection with the open futures contracts.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
at February 29, 2012

ASSETS:
Investments, at value (cost of $143,139,164)	$152,409,854
Deposits at brokers	39,136,866
Receivables:
Securities sold	4,531,227
Fund shares sold	1,518,144
Dividends and interest	68,924
Variation margin	27,494
Prepaid expenses	41,974
Total assets	197,734,483
LIABILITIES:
Securities sold short (proceeds $47,795,681)	48,727,874
Payables:
Due to custodian	164,325
Securities purchased	9,328,384
Fund shares redeemed	164,442
Dividends on short positions	17,746
Advisory fee	219,326
Administration fee	70,679
Distribution fees	18,944
Service fees	9,448
Custody fees	828
Transfer agent fees and expenses	41,873
Accrued expenses and other payables	45,319
Total liabilities	58,809,188
NET ASSETS	$138,925,295
Net assets consist of:
Paid in capital	$132,319,787
Undistributed net investment income	2,256
Accumulated net realized loss on investments	(1,762,753)
Net unrealized appreciation (depreciation) on:
Investments	9,244,152
Options	26,552
Securities sold short	(932,193)
Futures contracts	27,494
Net assets	$138,925,295

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Continued)
at February 29, 2012

Class A:
Net assets applicable to outstanding Class A shares	$43,583,141
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	1,713,693
Net asset value and redemption price per share	$25.43
Maximum offering price per share
(net asset value divided by 95.00%)	$26.77
Class C:
Net assets applicable to outstanding Class C shares	$4,246,032
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	168,179
Net asset value, offering price and redemption price per share*	$25.25
Class I:
Net assets applicable to outstanding Class I shares	$91,096,122
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	3,572,146
Net asset value, offering price and redemption price per share	$25.50

*	Redemption price per share is equal to net asset value less any applicable sales charges.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Period Ended February 29, 2012*

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $2,275)	$324,547
Interest	1,680
Total investment income	326,227
EXPENSES:
Investment advisory fees (Note 5)	1,099,161
Administration fees (Note 5)	150,306
Distribution fees (Note 6)
Distribution fees - Class A	28,215
Distribution fees - Class C	21,609
Service fees (Note 7)
Service fees - Class A	14,672
Service fees - Class C	2,809
Service fees - Class I	24,040
Transfer agent fees and expenses	85,093
Federal and state registration fees	47,725
Audit fees	16,549
Compliance expense	19,485
Legal fees	10,631
Reports to shareholders	10,346
Trustees’ fees and expenses	5,507
Custody fees	5,015
Other	39,694
Total expenses before dividends and interest on short positions	1,580,857
Dividend expense on short positions	139,875
Broker interest expense on short positions	314,855
Total expenses before reimbursement from advisor	2,035,587
Expense waiver from advisor (Note 5)	(262,320)
Net expenses	1,773,267
NET INVESTMENT LOSS	$(1,447,040)

*	The Fund commenced operations on March 31, 2011.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Continued)
For the Period Ended February 29, 2012*

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on transactions from:
Investments	$(728,672)
Options	23,975
Securities sold short	(778,717)
Written options contracts	12,842
Futures contracts	38,411
Long-term capital gain distributions from
regulated investment companies	4,225
Net change in unrealized appreciation (depreciation) on:
Investments	9,244,152
Options	26,552
Securities sold short	(932,193)
Futures contracts	27,494
Net realized and unrealized gain (loss) on investments	6,938,069
Net increase in net assets resulting from operations	$5,491,029

*	The Fund commenced operations on March 31, 2011.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
February 29, 2012*
OPERATIONS:
Net investment loss	$(1,447,040)
Net realized loss on investments	(1,427,936)
Net change in unrealized
appreciation on investments	8,366,005
Net increase in net assets
resulting from operations	5,491,029
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold
Class A shares	43,761,889
Class C shares	4,260,505
Class I shares	100,866,436
Cost of shares redeemed
Class A shares	(1,524,961)
Class C shares	(164,140)
Class I shares	(13,772,647)
Redemption fees retained
Class A shares	3,365
Class C shares	72
Class I shares	3,747
Net increase in net assets from capital share transactions	133,434,266
Total increase in net assets	138,925,295
NET ASSETS:
Beginning of period	—
End of period	$138,925,295
Undistributed net investment income	$2,256
CHANGES IN SHARES OUTSTANDING:
Shares sold
Class A shares	1,776,325
Class C shares	174,881
Class I shares	4,124,719
Shares redeemed
Class A shares	(62,632)
Class C shares	(6,702)
Class I shares	(552,573)
Net increase in shares outstanding	5,454,018

*	The Fund commenced operations on March 31, 2011.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CASH FLOWS
For the Period Ended February 29, 2012*

Increase (decrease) in cash –

Cash flows from operating activities:
Net increase in net assets from operations	$5,491,029
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash used in operating activities:
Purchases of investments	(145,158,732)
Proceeds for dispositions of investment securities	36,863,321
Purchase of short term investments, net	(35,548,451)
Increase in deposits at broker	(39,136,866)
Increase in dividends and interest receivable	(68,909)
Increase in receivable for securities sold	(4,531,227)
Increase in prepaid expenses and other assets	(41,974)
Increase in variation margin receivable	(27,494)
Increase in proceeds on securities sold short	48,727,874
Increase in due to custodian	164,325
Increase in payable for securities purchased	9,328,384
Increase in payable for dividends on short positions	17,746
Increase in accrued management fees	219,326
Increase in accrued administration fees	70,679
Increase in distribution and service fees	28,392
Increase in custody fees	828
Increase in transfer agent expenses	41,873
Increase in other accrued expenses	45,319
Unrealized appreciation on securities	(9,270,704)
Net realized loss on investments	704,697
Net cash used in operating activities	(132,080,564)

Cash flows from financing activities:
Proceeds from shares sold	147,370,686
Payment on shares redeemed	(15,290,122)
Net cash provided by financing activities	132,080,564
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—
Supplemental information:
Cash paid for interest	$314,855

*	The Fund commenced operations on March 31, 2011.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Class A

	March 31, 2011
	through
	February 29, 2012*
Net Asset Value – Beginning of Period	$25.00
Income from Investment Operations:
Net investment income (loss)	(0.21)
Net realized and unrealized gain (loss) on investments	0.64
Total from investment operations	0.43
Less Distributions:
Dividends from net investment income	—
Distributions from net realized gains	—
Total distributions	—
Net Asset Value – End of Period	$25.43
Total Return	1.72	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$43,583
Ratio of operating expenses to average net assets:
Before Waivers	4.38	%^
After Waivers	3.90	%^
Ratio of interest expense and dividends
on short positions to average net assets	0.95	%^
Ratio of operating expenses excluding interest expense and
dividend payments on short positions to average net assets:
Before Waivers	3.43	%^
After Waivers	2.95	%^
Ratio of net investment income (loss)
to average net assets:
Before Waivers	(3.68	)%^
After Waivers	(3.20	)%^
Portfolio turnover rate	87	%+

*	Commencement of operations for Class A shares was March 31, 2011.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period

Class C

	March 31, 2011
	through
	February 29, 2012*
Net Asset Value – Beginning of Period	$25.00
Income from Investment Operations:
Net investment income (loss)	(0.51)
Net realized and unrealized gain (loss) on investments	0.76
Total from investment operations	0.25
Less Distributions:
Dividends from net investment income	—
Distributions from net realized gains	—
Total distributions	—
Net Asset Value – End of Period	$25.25
Total Return	1.00	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$4,246
Ratio of operating expenses to average net assets:
Before Waivers	5.65	%^
After Waivers	4.61	%^
Ratio of interest expense and dividends
on short positions to average net assets	0.91	%^
Ratio of operating expenses excluding interest expenses and
dividend payments on short positions to average net assets:
Before Waivers	4.74	%^
After Waivers	3.70	%^
Ratio of net investment income (loss)
to average net assets:
Before Waivers	(4.99	)%^
After Waivers	(3.95	)%^
Portfolio turnover rate	87	%+

*	Commencement of operations for Class C shares was March 31, 2011.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)

For a capital share outstanding throughout the period

Class I

	March 31, 2011
	through
	February 29, 2012*
Net Asset Value – Beginning of Period	$25.00
Income from Investment Operations:
Net investment income (loss)	(0.28)
Net realized and unrealized gain (loss) on investments	0.78
Total from investment operations	0.50
Less Distributions:
Dividends from net investment income	—
Distributions from net realized gains	—
Total distributions	—
Net Asset Value – End of Period	$25.50
Total Return	2.00	%+

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$91,096
Ratio of operating expenses to average net assets:
Before Waivers	4.14	%^
After Waivers	3.60	%^
Ratio of interest expense and dividends
on short positions to average net assets	0.96	%^
Ratio of operating expenses excluding interest expenses and
dividend payments on short positions to average net assets:
Before Waivers	3.18	%^
After Waivers	2.64	%^
Ratio of net investment income (loss)
to average net assets:
Before Waivers	(3.46	)%^
After Waivers	(2.92	)%^
Portfolio turnover rate	87	%+

*	Commencement of operations for Class I shares was March 31, 2011.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
February 29, 2012

NOTE 1 – ORGANIZATION

The Orinda Multi-Manager Hedged Equity Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Fund is long-term capital appreciation, and in pursuing its objective, the Fund looks to emphasize risk-adjusted returns and reduced volatility compared to traditional broad-based equity market indices.  The Fund commenced operations on March 31, 2011.  The Fund offers Class A, Class C and Class I shares.  Each class of shares differs principally in its respective shareholder servicing expenses, distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2012 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2012

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  The Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Options Transactions:  The Fund may utilize options for hedging purposes as well as direct investment.  Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure.  Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.  When a call or put option is written, an amount equal to the premium received is recorded as a liability.  The liability is marked-to-market daily to reflect the current fair value of the option written.  When an option written expires, a gain is realized in the amount of the premium originally received.  If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2012

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract.  If an option purchased expires, a loss is realized in the amount of the cost of the option contract.  If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option.  If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid.  If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

G.
Futures Contracts and Options on Futures Contracts:  The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  The Fund uses futures contracts and options on such futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.  Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount.  Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund.  Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

H.
Leverage and Short Sales:  The Fund may use leverage in connection with its investment activities and may effect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2012

in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

I.
Mutual Fund and ETF Trading Risk:  The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as ETFs.  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of their costs, and the Fund will indirectly bear its proportionate share of the costs.

J.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period ended February 29, 2012, the Fund decreased paid-in capital by $1,114,479, decreased undistributed net investment loss by $1,449,296 and increased accumulated net realized loss by $334,817.  The permanent differences primarily relate to net operating loss adjustments with differing book and tax methods for accounting.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2012

K.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of February 29, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

L.
New Accounting Pronouncement:  In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Fund’s financial statements.  In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2012

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign issued common stocks, exchange traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Fund and will be classified in level 1 of the fair value hierarchy.

Exchange-Traded Notes:  Investments in exchange traded notes are actively traded on a national securities exchange and are valued based on the last sales price from the exchange and are categorized in level 1 of the fair value hierarchy.

Derivative Instruments:  Listed derivatives, including options, rights, warrants and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.  Credit default swaps are valued daily based upon quotations from market makers and are typically categorized in level 2 of the fair value hierarchy.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the 30-, 60-, 90-, 180-, and 360-day forward rates provided by an independent pricing service.

Short-Term Debt Securities:  Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2012

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 29, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$21,522,361	$—	$—	$21,522,361
Consumer Staples	1,312,991	—	—	1,312,991
Energy	4,215,513	—	—	4,215,513
Financials	13,807,096	—	—	13,807,096
Health Care	14,155,080	—	—	14,155,080
Industrials	16,738,513	—	—	16,738,513
Information Technology	30,309,841	—	—	30,309,841
Materials	2,532,249	—	—	2,532,249
Telecommunication Services	854,892	—	—	854,892
Utilities	969,896	—	—	969,896
Total Common Stocks	106,418,432	—	—	106,418,432
Exchange Traded Funds	9,148,115	—	—	9,148,115
Exchange-Traded Notes	540,118	—	—	540,118
Rights	—	—	—	—
Purchased Options
Call Options	552,558	—	—	552,558
Put Options	202,180	—	—	202,180
Total Purchased Options	754,738	—	—	754,738
Short-Term Investments	35,548,451	—	—	35,548,451
Total Investments in Securities	$152,409,854	$—	$—	$152,409,854
Liabilities in Excess of
Other Assets	$13,484,559	—	—	$13,484,559
Securities Sold Short	$48,727,874	$—	$—	$48,727,874
Other Financial Instruments*
Long Futures Contracts	$27,494	$—	$—	$27,494

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation (depreciation) on the instrument.

Transfers between levels are recognized at the end of the reporting period.  During the period ended February 29, 2012, the Fund recognized no transfers between levels.  There were no level 3 securities held in the Fund during the period ended February 29, 2012.

NOTE 4 – DERIVATIVES TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2012

other risks, such as interest rate or currency risk.  The various derivative instruments that the Fund may use are options, futures, swaps, and forward foreign currency contracts, among others.  The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk.  The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, market risk, credit risk and management risk.  A Fund investing in a derivative instrument could lose more than the principal amount invested.

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position.  Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information
The average monthly market value of purchased and written options during the period ended February 29, 2012 were $114,390 and $2,316, respectively.  The average monthly notional amount of long futures contracts during the period ended February 29, 2012 was $2,105,349.

Transactions in written options contracts for the period ended February 29, 2012, are as follows:

	Number of	Premiums
	Contracts	Received

Beginning Balance	—	$—
Options written	(441)	(23,370)
Options closed	249	11,190
Options expired	99	6,260
Options exercised	93	5,920
Outstanding at February 29, 2012	—	$—

As of February 29, 2012, the Fund held 40 S&P 500 E-mini futures contracts for delivery in March 2012.  The Fund has recorded an unrealized gain of $27,494 as of February 29, 2012 related to these contracts.

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2012

The locations on the Statement of Assets and Liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of February 29, 2012 on the Statement of Assets and Liabilities:

	Assets		Liabilities
Derivatives not
accounted for as
hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
Equity Contracts –	Investments,
Options	at fair value	$754,738	N/A	$—
	Net Assets –
	unrealized
	appreciation
Equity Contracts –	on futures
Futures*	contracts	27,494	N/A	—
Total		$782,232		$—

*
Includes cumulative appreciation of futures contracts as reported in Schedule of Futures Contracts and Statement of Assets and Liabilities.  Unrealized appreciation (depreciation) is realized when the futures contracts closes because you don’t move money everyday.

The effect of Derivative Instruments on the Statement of Operations for the period ended February 29, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$23,975	$12,842	$38,411	$75,228
Total	$23,975	$12,842	$38,411	$75,228
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted
for as hedging instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$26,552	$—	$27,494	$54,046
Total	$26,552	$—	$27,494	$54,046

NOTE 5 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended February 29, 2012, Orinda Asset Management, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space,

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2012

facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 2.30% based upon the average daily net assets of the Fund.  For the period ended February 29, 2012, the Fund incurred $1,099,161 in advisory fees.  The Advisor has delegated the day to day management of the Fund to various sub-advisors.  The Advisor pays the sub-advisor fees for the Fund from its own assets and these fees are not an additional expense of the Fund.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, tax, interest and dividends on securities sold short and extraordinary expense) do not exceed the following amounts of the Fund’s Class A, Class C and Class I shares average daily net assets:

Class A	2.95%
Class C	3.70%
Class I	2.64%

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses.  The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the period ended February 29, 2012, the Advisor reduced its fees and absorbed Fund expenses in the amount of $262,320 in the Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2015	$262,320

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund’s; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Fund’s.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the period ended February 29, 2012, the Fund incurred the following expenses for administration, fund accounting, transfer agency, and custody:

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2012

Administration and fund accounting	$150,306
Transfer agency(a)	$76,757
Custody	$5,015

(a)	Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund’s are employees of the Administrator.

For the period ended February 29, 2012, the Chief Compliance Officer fees and expenses incurred were $19,485.

NOTE 6 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares and up to 1.00% of the Fund’s Class C shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended February 29, 2012, the Fund incurred Distribution expenses of $28,215 for the Class A shares and $21,609 for the Class C shares pursuant to the Plan.

NOTE 7 – SHAREHOLDER SERVICING FEE

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Fund may pay servicing fees at an annual rate of 0.13% of the average daily net assets of the Class A and Class C shares and 0.07% of the average daily net assets of the Class I shares.  Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended February 29, 2012, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

NOTES TO FINANCIAL STATEMENTS (Continued)
February 29, 2012

Class A	Class C	Class I
$14,672	$2,809	$24,040

NOTE 8 – SECURITIES TRANSACTIONS

For the period ended February 29, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases	Sales
$145,158,732	$36,863,321

There were no purchases or sales of long-term U.S. Government securities.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 29, 2012, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$144,083,664
Gross unrealized appreciation	10,666,955
Gross unrealized depreciation	(2,340,765)
Net unrealized appreciation	8,326,190
Undistributed ordinary income	—
Undistributed long-term capital gain	43,934
Total distributable earnings	43,934
Other accumulated gains/(losses)	(1,764,616)
Total accumulated earnings/(losses)	$6,605,508

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales, partnership income and outstanding constructive sales.

NOTE 10 – SIGNIFICANT OWNERSHIP CONCENTRATION

At February 29, 2012, the Orinda Multi-Manager Hedged Equity Fund invested 25.6% of its total net assets in the Fidelity Institutional Treasury Only Portfolio – Class I.  The Fidelity Institutional Treasury Only Portfolio – Class I seeks to invest in securities whose interest is exempt from state and local income taxes.  The Fidelity Institutional Treasury Only Portfolio – Class I will normally invest at least 80% of the Fund’s assets in U.S. Treasury securities.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Orinda Multi-Manager Hedged Equity Fund

We have audited the accompanying statement of assets and liabilities of Orinda Multi-Manager Hedged Equity Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 29, 2012, and the related statement of operations and cash flows, the statement of changes in net assets and the financial highlights for the period March 31, 2011 (commencement of operations) to February 29, 2012.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Orinda Multi-Manager Hedged Equity Fund as of February 29, 2012, the results of its operations and cash flows, the change in its net assets and its financial highlights for the period March 31, 2011 to February 29, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 27, 2012

EXPENSE EXAMPLE
February 29, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from September 1, 2011 to February 29, 2012.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)
February 29, 2012 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	9/1/11	2/29/12	9/1/11 – 2/29/12
Actual(2)
Class A	$1,000.00	$1,064.40	$19.66
Class C	$1,000.00	$1,060.50	$23.92
Class I	$1,000.00	$1,066.00	$18.39
Hypothetical (5% return
before expenses)(3)
Class A	$1,000.00	$1,005.82	$19.10
Class C	$1,000.00	$1,001.64	$23.24
Class I	$1,000.00	$1,007.06	$17.87

(1)
Expenses are equal to the Class A, Class C and Class I fund shares’ annualized expense ratio of 3.83%, 4.67% and 3.58%, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the period).

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $15.14, $18.96, and $13.56 for Class A, Class C, and Class I, respectively.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $14.74, $18.46, and $13.20 for Class A, Class C, and Class I, respectively.

NOTICE TO SHAREHOLDERS
at February 29, 2012 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-467-4632 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2011

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-467-4632.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-467-4632.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-467-4632 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operation of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and		in Fund	Other
	Held	Length		Complex	Directorships
Name, Address	with the	of Time	Principal Occupation	Overseen by	Held During
and Age	Trust	Served	During Past Five Years	Trustee(2)	Past Five Years

Independent Trustees(1)

Sallie P. Diederich	Trustee	Indefinite	Independent Mutual Fund	1	Trustee, Advisors
(age 62)		term	Consultant, (1995 to		Series Trust (for
615 E. Michigan Street		since	present); Corporate		series not affiliated
Milwaukee, WI 53202		January	Controller, Transamerica		with the Fund).
		2011.	Fund Management
Company (1994 to 1995);
Senior Vice President,
Putnam Investments (1992
to 1993); Vice President
and Controller, American
Capital Mutual Funds
(1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	1	Trustee, Advisors
(age 75)		term	Consultant and former		Series Trust (for
615 E. Michigan Street		since	Executive Vice President		series not affiliated
Milwaukee, WI 53202		February	and Chief Operating		with the Fund);
		1997.	Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward Funds
			(until January 1997).		(37 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee, Advisors
(age 77)		term	President, Hotchkis and		Series Trust (for
615 E. Michigan Street		since	Wiley Funds (mutual funds)		series not affiliated
Milwaukee, WI 53202		May	(1985 to 1993).		with the Fund);
		2002.			Independent
Trustee from 1999
to 2009, E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	1	Trustee, Advisors
(age 72)		term	Vice President, Federal		Series Trust (for
615 E. Michigan Street		since	Home Loan Bank of		series not affiliated
Milwaukee, WI 53202		February	San Francisco.		with the Fund).
1997.

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO, U.S.	1	Trustee, Advisors
(age 64)	Trustee	term	Bancorp Fund Services,		Series Trust (for
615 E. Michigan Street		since	LLC (May 1991 to present).		series not affiliated
Milwaukee, WI 53202		September			with the Fund).
2008.

TRUSTEES AND OFFICERS (Unaudited) (Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Officers

Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp Fund
(age 64)	Chief Executive	since September 2007.	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term	Senior Vice President, Compliance
(age 44)	Principal Executive	since June 2003.	and Administration, U.S. Bancorp
615 E. Michigan Street	Officer		Fund Services, LLC (March 1997
Milwaukee, WI 53202			to present).

Cheryl L. King	Treasurer and	Indefinite term	Vice President, Compliance and
(age 50)	Principal Financial	since December 2007.	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Officer		Services, LLC (October 1998 to
Milwaukee, WI 53202			present).

Michael L. Ceccato	Vice President,	Indefinite term	Vice President, U.S. Bancorp Fund
(age 54)	Chief Compliance	since September 2009.	Services, LLC (February 2008 to
615 E. Michigan Street	Officer and		present); General Counsel/Controller,
Milwaukee, WI 53202	AML Officer		Steinhafels, Inc. (September 1995 to
February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Senior Vice President and Counsel,
(age 46)		since June 2007.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street			(May 2006 to present); Senior
Milwaukee, WI 53202			Counsel, Wells Fargo Funds
Management, LLC (May 2005 to
May 2006); Senior Counsel, Strong
Financial Corporation (January 2002
to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-877-903-1313.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Orinda Asset Management LLC
4 Orinda Way, Suite 100-B
Orinda, CA  94563

Distributor
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 626-6080

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2012	FYE 2/29/2011
Audit Fees	$13,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2012	FYE 2/29/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2012	FYE 2/29/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date   5/4/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date   5/4/12

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date 5/4/12

* Print the name and title of each signing officer under his or her signature.